Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of May 11, 2010 (this “Agreement”), is by and between Taylor Capital Group, Inc., a Delaware corporation (the “Company”), and the stockholders listed on the signature pages hereto under the heading “Stockholders” (each, a “Stockholder,” and collectively, the “Stockholders,” and those Stockholders listed under the subheading “Taylor Holders” are referred to herein as the “Taylor Holders” and those Stockholders listed under the subheading “Steans Holders” are referred to herein as the “Steans Holders”).

1.	Voting Agreement. Subject to the terms and conditions hereof, each Stockholder hereby agrees that at any meeting of the stockholders of the Company (including any adjournment or postponement thereof), however called, or otherwise such Stockholder will (w) appear at any such meeting, or at the Stockholder’s option, otherwise, cause its Owned Shares (as defined below) to be counted as present thereat, for purposes of calculating a quorum, (x) vote, or cause to be voted, all of its Owned Shares (as defined below) (A) in favor of the Proposal as described below, (B) in favor of any other matter to be approved by the stockholders of the Company to facilitate the Proposal, including an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as such may be amended from time to time (the “Certificate of Incorporation”), (C) against any proposal, action or agreement that would reasonably be expected to impede, interfere with, delay or attempt to discourage the purpose of the Proposal, (y) at no time vote in favor of or support, and vote against, any proposal or amendment to amend the Company’s Certificate of Incorporation to change, impair or eliminate the terms of the Proposal or (z) take any other action that would, directly or indirectly, prevent the Proposal from being approved by the stockholders of the Company and implemented by the Company.

2.	The Proposal. The “Proposal” means the adoption of an amendment to the Certificate of Incorporation to cause the fifth paragraph of Article Fifth (A) thereof to be amended and restated as follows:

“A. Until the earlier of June 30, 2015 and a Sale Transaction:”

and to cause Article Fifth (B)(1) thereof to be amended and restated as follows:

“B. 1. From and after the date that is the earlier of June 30, 2015 and a Sale Transaction, the business and affairs of the corporation shall be managed by, or under the direction of, the Board of Directors and no actions of the Board of Directors shall require the separate approval of the Executive Committee pursuant to Article Fifth, Paragraph A.3 and A.4 of this Third Amended and Restated Certificate of Incorporation.”

with no other changes to Article Fifth thereof or otherwise in the Certificate of Incorporation which would limit the matters set forth in Article Fifth thereof.

3.	Title to Stock. As of the date hereof, each Stockholder is the owner of the number of shares of the Company’s common stock (the “Common Stock”) and shares of the Company’s Series A Non-Cumulative Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”) set forth opposite such Stockholder’s name on Appendix A attached hereto (such shares, together with any shares acquired after the date hereof, “Owned Shares”), entitled to vote, without restriction, on all matters brought before holders of capital stock of the Company, which shares of Common Stock and Series A Preferred Stock represent on the date hereof the percentage of the outstanding stock and voting power of the Company set forth on Appendix A. All such shares of Common Stock and Series A Preferred Stock held by the Steans Holders are owned free and clear of all security interests, liens, pledges, options and other encumbrances on such Stockholder’s voting rights, charges and other encumbrances of any nature whatsoever (together “Encumbrances”). Except as provided for herein, no Steans Holder has appointed or granted any proxy, which appointment or grant is still effective, with respect to such Stockholder’s Owned Shares.

4.	No Disposition or Encumbrance of Stock. Each Steans Holder agrees not to, and acknowledges that they are not otherwise permitted to for so long as this Agreement is in effect, sell or transfer, grant a proxy or power of attorney with respect to, or create or permit to exist any Encumbrance, in all capacities that such Stockholder shall hold voting and/or dispositive and/or other rights over the Stockholder’s Owned Shares (which capacities, in each case, are sufficient to assure compliance with this Section 4); provided, however, that any Steans Holder may assign, sell or transfer any Common Stock or Series A Preferred Stock if any recipient of the Common Stock or Series A Preferred Stock has delivered to the Company a written agreement in a form reasonably satisfactory to the Company that such recipient shall be bound by, and the Common Stock or Preferred Stock so transferred, assigned or sold shall remain subject to this Agreement.

5.	Covenants of the Company. The Company hereby covenants and agrees that (a) it will not, and each Stockholder irrevocably and unconditionally acknowledges and agrees that the Company will not (and waives any rights against the Company in relation thereto), recognize any Encumbrance or agreement on any of the Common Stock or Series A Preferred Stock subject to this Agreement unless the provisions of Section 4 hereof have been complied with; (b) it shall not give effect to any vote cast or other action taken by any Stockholder with respect to any matter submitted to a vote of the stockholders of the Company, unless such vote or action is in accordance with the terms of this Agreement; and (c) promptly, but in no event later than the next meeting of the Company’s stockholders, it shall take all necessary action to cause the Proposal to be adopted by the stockholders of the Company and the amendment to the Certificate of Incorporation therein to be filed with the Secretary of State of the State of Delaware and become effective, including, without limitation, the solicitation of proxies and votes in favor of the Proposal, filing of a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) relating the to the Proposal, promptly responding to any comments of the SEC with respect thereto and as promptly as practicable after the clearance of the Proxy Statement by the SEC, the Company shall mail the Proxy Statement and all other proxy materials to the holders of shares of Common Stock and Series A Preferred Stock and, if necessary in order to comply with applicable securities laws, after the Proxy Statement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, re-solicit proxies.

6.	Termination. This Agreement shall terminate without further action upon the earliest to occur of: (i) the written consent of the parties hereto; (ii) June 30, 2010; and (iii) a Sale Transaction. Upon termination of this Agreement, the rights and obligations of all the parties will terminate and become void without further action by any party. For the avoidance of doubt, the termination of this Agreement shall not relieve any party of liability for any breach of this Agreement prior to the time of termination.

7.	Miscellaneous. The parties acknowledge that nothing in this Agreement restricts or limits any action taken by any Stockholder solely in his or her capacity as a director or officer of the Company in order for such Stockholder to comply with any fiduciary duty as an officer or director of the Company. The parties will execute and deliver such further documents and instruments and take all further action as may be reasonably necessary in order to consummate the transactions contemplated hereby. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. This Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first written above.

THE COMPANY:

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Mark A. Hoppe
Name:	Mark A. Hoppe
Title:	Chief Executive Officer and President

Address: 9550 West Higgins Road
Rosemont, Illinois 60018

STOCKHOLDERS:

“Taylor Holders”

VOTING TRUST U/A/D 11/30/98

By:	/s/ Cindy Taylor Robinson
Name:	Cindy L. Taylor Robinson
Title:	Trustee

By:	/s/ Bruce W. Taylor
Name:	Bruce W. Taylor
Title:	Trustee

By:	/s/ Jeffrey W. Taylor
Name:	Jeffrey W. Taylor
Title:	Trustee

CINDY L. TAYLOR GIFT TRUST
U/A/D 6/10/82

By:	/s/ Cindy Taylor Robinson
Name:	Cindy L. Taylor Robinson
Title:	Trustee

/s/ Cindy Taylor Robinson
Cindy L. Taylor Robinson

BRUCE TAYLOR GIFT TRUST
U/A/D 6/10/82

By:	/s/ Bruce W. Taylor
Name:	Bruce W. Taylor
Title:	Trustee

BRUCE W. TAYLOR REVOCABLE TRUST U/A/D 4/10/81

By:	/s/ Bruce W. Taylor
Name:	Bruce W. Taylor
Title:	Trustee

JEFFREY TAYLOR GIFT TRUST
U/A/D 6/10/82

By:	/s/ Jeffrey W. Taylor
Name:	Jeffrey W. Taylor
Title:	Trustee

/s/ Jeffrey W. Taylor
Jeffrey W. Taylor

“STEANS HOLDERS”

HARRISON I. STEANS SELF- DECLARATION OF REVOCABLE TRUST

By:	/s/ Harrison I. Steans
Name:	Harrison I. Steans
Title:	Trustee

/s/ Harrison I. Steans
Harrison I. Steans

JENNIFER W. STEANS 2000 TRUST

By:	/s/ Jennifer W. Steans
Name:	Jennifer W. Steans
Title:	Trustee

PCB LIMITED PARTNERSHIP

By:	/s/ Jennifer W. Steans
Name:	Jennifer W. Steans
Title:	General Partner

/s/ Jennifer W. Steans
Jennifer W. Steans

JENNIFER W. STEANS 1999 DESCENDANTS TRUST

By:	/s/ James P. Kastenholz
Name:	James P. Kastenholz
Title:	Trustee

JAMES P. KASTENHOLZ 2000 TRUST

By:	/s/ James P. Kastenholz
Name:	James P. Kastenholz
Title:	Trustee

Appendix A

Stockholders	Shares of Common Stock Beneficially Owned		Percent of Outstanding Common Stock (%)
Jeffrey W. Taylor	4,954,818	(1)	44.2%
Bruce W. Taylor	4,927,380	(2)	44.1%
Harrison I. Steans	1,410,888	(3)	11.6%
Jennifer W. Steans	816,688	(4)	6.9%
Cindy Taylor Robinson	4,860,380	(5)	43.7%
Taylor Voting Trust U/A/D 11/30/98	4,805,880		43.4%

(1)	Includes: (i) 4,888 shares of common stock that are held by Jeffrey W. Taylor pursuant to a restricted stock grant, (ii) 4,686,600 shares of common stock that are held by a Voting Trust under agreement dated 11/30/98, of which Jeffrey W. Taylor, Bruce W. Taylor and Cindy Taylor Robinson serve as trustees (the “Taylor Trust”), (iii) 39,780 shares of common stock that are held in the Jeffrey W. Taylor Gift Trust under agreement dated 6/10/82, of which Jeffrey W. Taylor and Brian Taylor serve as co-trustees, (iv) 39,720 shares of common stock that are held in the Bruce W. Taylor Gift Trust under agreement dated 6/10/82, of which Bruce W. Taylor and Cindy Taylor Robinson serve as co-trustees, (v) 39,780 shares of common stock that are held in the Cindy L. Taylor Gift Trust under agreement dated 6/10/82, of which Cindy Taylor Robinson and Susan Taylor serve as co-trustees, (vi) 375 shares held by Susan Taylor as custodian for Adam Taylor UTMA, (vii) 375 shares held by Susan Taylor as custodian for Brian Taylor UTMA, (viii) 300 shares held by Susan Taylor as custodian for Lisa Taylor UTMA, (ix) 3,000 shares owned by Susan Taylor, and (x) 40,000 shares of Series A Preferred Stock that are held by Jeffrey W. Taylor and Susan D. Taylor, as Tenants in Common, which shares are convertible into 100,000 shares of common stock.
(2)	Includes: (i) 34,000 shares of common stock owned by Bruce W. Taylor, (ii) a warrant to purchase 7,500 shares of common stock, which warrant is held by Bruce W. Taylor, (iii) 4,686,600 shares of common stock that are held by the Taylor Trust, (iv) 39,780 shares of common stock that are held in the Jeffrey W. Taylor Gift Trust under agreement dated 6/10/82, of which Jeffrey W. Taylor and Brian Taylor serve as co-trustees, (v) 39,720 shares of common stock that are held in the Bruce W. Taylor Gift Trust under agreement dated 6/10/82, of which Bruce W. Taylor and Cindy Taylor Robinson serve as co-trustees, (vi) 39,780 shares of common stock that are held in the Cindy L. Taylor Gift Trust under agreement dated 6/10/82, of which Cindy Taylor Robinson and Susan Taylor serve as co-trustees, and (vii) 16,000 shares of Series A Preferred Stock that are held by the Bruce W. Taylor Revocable Trust under agreement dated 4/10/1984, of which Bruce W. Taylor serves as trustee, which shares are convertible into 40,000 shares of common stock.
(3)	Includes: (i) 277,500 shares of common stock owned by Harrison I. Steans, (ii) 4,888 shares of resticted stock, (iii) 500,000 shares of common stock issuable to FIC upon exercise of a warrant over which Mr. Steans may be deemed to share investment and/or voting power, and (iv) 628,500 shares of common stock issuable upon conversion of 251,400 shares of the Series A Preferred Stock beneficially owned by Mr. Steans as trustee of the Harrison I. Steans Self-Declaration of Revocable Trust.
(4)	Includes: (i) 4,888 shares of common stock that are held by Jennifer W. Steans pursuant to a restricted stock grant, (ii) 40,000 shares of common stock beneficially owned by Ms. Steans as a trustee of the Jennifer W. Steans 2000 Trust, (iii) 75,000 shares of common stock beneficially owned by Trilogy Investment Group, LLC of which Ms. Steans is one of three managing members and shares investment and voting power, (iv) 500,000 shares of common stock issuable to FIC upon exercise of a warrant over which Ms. Steans may be deemed to share investment and/or voting power, (v) 5,000 shares of common stock issuable upon conversion of 2,000 shares of Series A Preferred Stock beneficially owned by Ms. Steans as a trustee of the Jennifer Steans 1999 Descendants Trust, (vi) 75,000 shares of common stock issuable upon conversion of 30,000 shares of Series A Preferred Stock beneficially owned by Ms. Steans as a trustee of the Jennifer W. Steans 2000 Trust, (vii) 25,000 shares of common stock issuable upon conversion of 10,000 shares of Series A Preferred Stock beneficially owned by James Kastenholz (the spouse of Ms. Steans) as trustee of the James P. Kastenholz 2000 Trust, (viii) 84,300 shares of common stock issuable upon conversion of 33,720 shares of Series A Preferred Stock held by PCB Limited Partnership of which Ms. Steans is one of three general partners, and (ix) 7,500 shares of common stock beneficially owned by the Nicholas J. Kastenholz Minor’s Trust (the son of Ms. Steans).

(5)	Includes: (i) 4,686,600 shares of common stock that are held by the Taylor Trust, (ii) 39,780 shares of common stock that are held in the Jeffrey W. Taylor Gift Trust under agreement dated 6/10/82, of which Jeffrey W. Taylor and Brian Taylor serve as co-trustees, (iii) 39,720 shares of common stock that are held in the Bruce W. Taylor Gift Trust under agreement dated 6/10/82, of which Bruce W. Taylor and Cindy Taylor Robinson serve as co-trustees, (iv) 39,780 shares of common stock that are held in the Cindy L. Taylor Gift Trust under agreement dated 6/10/82, of which Cindy Taylor Robinson and Susan Taylor serve as co-trustees, (v) 4,500 shares owned by Cindy Taylor Robinson, and (vi) 20,000 shares of Series A Preferred Stock that are held by Cindy Taylor Robinson, which shares are convertible into 50,000 shares of common stock.

Stockholders	Shares of Series A Preferred Stock Beneficially Owned		Percent of Outstanding Series A Preferred Stock (%)
Harrison I. Steans	251,400	(1)	10.5%
Jennifer W. Steans	75,720	(2)	3.2%
Jeffrey W. Taylor	40,000	(3)	1.7%
Cindy L. Taylor Robinson	20,000		0.8%
Bruce W. Taylor	16,000	(4)	0.7%

(1)	Reflects 251,400 shares of Series A Preferred Stock beneficially owned by Mr. Steans as trustee of the Harrison I. Steans Self-Declaration of Revocable Trust.
(2)	Includes: (i) 2,000 shares of Series A Preferred Stock beneficially owned by Ms. Steans as a trustee of the Jennifer Steans 1999 Descendants Trust, (ii) 30,000 shares of Series A Preferred Stock beneficially owned by Ms. Steans as a trustee of the Jennifer W. Steans 2000 Trust, (iii) 10,000 shares of Series A Preferred Stock beneficially owned by James Kastenholz (the spouse of Ms. Steans) as trustee of the James P. Kastenholz 2000 Trust, and (iv) 33,720 shares of Series A Preferred Stock held by PCB, Limited Partnership of which Ms. Steans is one of three general partners.
(3)	Reflects 40,000 shares of Series A Preferred Stock owned by Jeffrey Taylor and Susan D. Taylor, as tenants in common.
(4)	Reflects 16,000 shares of Series A Preferred Stock beneficially owned by the Bruce W. Taylor Revocable Trust under agreement dated 4/10/1984.